                                                                    EXHIBIT 99.2

                         SUMMIT BROKERAGE SERVICES, INC.

               UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

         The following unaudited pro forma combining financial statements give effect to the acquisition of the Boca Raton Branch of Wachovia Securities Financial Network, Inc. (the "Branch") by Summit Brokerage Services, Inc. ("Summit"). Pro forma adjustments related to the pro forma combining statement of financial condition have been determined assuming this transaction was consummated on December 31, 2002 using the purchase method of accounting. The pro forma combining statement of financial condition combines Summit's consolidated statement of financial condition as of December 31, 2002 with the Branch's statement of financial condition as of December 31, 2002. The pro forma combining statement of operations combines Summit's and the Branch's respective statement of operations as if the transaction had occurred on January 1, 2002. The unaudited pro forma combining financial statements are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combining statement of operations is not necessarily indicative of operating results that would have been achieved had the transactions been consummated as of January 1, 2002 and should not be construed as representative of future operations. The Branch's financial statements included in the pro forma combining financial statements contain various overhead allocations from the Branch's affiliate, Wachovia Securities Financial Network, Inc. ("Wachovia"). The allocations were determined by Wachovia's management and are considered highly judgmental estimates. These allocations are described in the Branch's audited financial statements included in this 8-K filing. The unaudited pro forma combining financial statements should be read in conjunction with the accompanying notes and the historical financial statements of Summit included in its Form 10-KSB filings, as well as in conjunction with Summit's original 8-K filing regarding the acquisition dated January 2, 2003.

                         SUMMIT BROKERAGE SERVICES INC.

         UNAUDITED PRO FORMA COMBINING STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 2002

                                                                                                          PRO FORMA
                                                        SUMMIT         BRANCH       ADJUSTMENTS           COMBINED
                                                     ------------   ------------   -------------        ------------
Assets:
  Cash and cash equivalents                          $  1,607,674   $          -   $           -        $  1,607,674
  Deposit held at clearing broker                          25,045              -               -              25,045
  Deposit held at clearing broker - related party          45,459              -               -              45,459
  Commissions receivable                                  346,920        316,966        (316,966) (a)        346,920
  Other receivables                                       109,646              -               -             109,646
  Securities owned, at fair value                           3,300              -               -               3,300
  Prepaid expenses                                         77,643              -               -              77,643
  Employment contracts                                          -      1,835,504      (1,835,504) (a)              -
  Customer list                                                 -              -       1,141,941  (c)      1,141,941
  Property and equipment, net                             116,088          6,000            -                122,088
  Goodwill                                                      -              -         707,563  (c)        707,563
                                                     ------------   ------------   -------------        ------------
                                                     $  2,331,775   $  2,158,470   $    (302,966)       $  4,187,279
                                                     ============   ============   =============        ============

Liabilities and (Deficit) Equity:
  Accounts payable and accrued expenses              $    210,091   $          -   $      20,000  (d)   $    230,091
  Accrued commission expense                              310,640        142,373        (142,373) (a)        310,640
  Note payable - Wachovia                                       -              -       1,835,504  (c)      1,835,504
  Note payable - related party                             40,200              -               -              40,200
  Preferred stock                                              13              -               -                  13
  Common stock                                              2,020              -               -               2,020
  APIC                                                  6,336,751              -               -           6,336,751
  Unearned stock compensation                            (237,123)             -               -            (237,123)
  Treasury stock, cost                                     (3,718)             -               -              (3,718)
  Accumulated (deficit) equity                         (4,327,099)     2,016,097      (2,016,097) (b)     (4,327,099)
                                                     ------------   ------------   -------------        ------------
                                                     $  2,331,775   $  2,158,470    $   (302,966)       $  4,187,279
                                                     ============   ============   =============        ============

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                        SUMMIT BROKERAGE SERVICES, INC.

             UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


Revenues:
  Commissions                                        $  6,065,976   $  5,428,789   $           -          11,494,765
  Interest and dividends                                   76,202        227,577               -             303,779
  Other                                                    12,676              -               -              12,676
                                                     ------------   ------------   -------------        ------------
                                                        6,154,854      5,656,366               -          11,811,220
Expenses:
  Commissions                                           5,275,867      2,678,341               -           7,954,208
  Employee compensation and benefits                      806,909      2,039,184        (913,033) (e)      1,933,060
  Occupancy and equipment                                 188,253        481,678               -             669,931
  Communications                                          116,445        128,965               -             245,410
  Professional expenses                                   610,415              -               -             610,415
  Stock based compensation                                285,224              -               -             285,224
  Amortization of customer list                                 -              -         190,323  (f)        190,323
  Other operating expense                                 490,751        498,261               -             989,012
                                                     ------------   ------------   -------------        ------------
                                                        7,773,864      5,826,429        (722,710)         12,877,583

Net loss                                             $ (1,619,010)      (170,063)        722,710        $ (1,066,363)
                                                     ============   ============   =============        ============

Weighted average common share outstanding              10,264,778                                         10,264,778
                                                     ============                                       ============

Net loss per share - basic and diluted               $     (0.158)                                      $     (0.104)
                                                     ============                                       ============

                         SUMMIT BROKERAGE SERVICES INC.
          NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL STATEMENTS

NOTE 1 - ACQUISITION OF THE BOCA RATON BRANCH

Summit will account for the acquisition of the Branch using the purchase method of accounting. Under the purchase method, the total purchase price, plus the fair value of the assumed liabilities, is allocated to the net tangible and intangible assets acquired, based upon their respective estimated fair values. The total purchase price of the Branch acquisition is as follows:

TOTAL PURCHASE PRICE

Note payable to Wachovia Securities                $    1,835,504
Estimated transaction costs                                20,000
                                                   --------------
          Total consideration                      $    1,855,504
                                                   ==============

A preliminary purchase price allocation, which is subject to change based upon Summit's final analysis, is as follows:

PRELIMINARY PURCHASE PRICE ALLOCATION:

Customer list                                       $    1,141,941
Property & equipment                                         6,000
Goodwill                                                   707,563
                                                    --------------
           Total consideration                      $    1,855,504
                                                    ==============

NOTE 2 - SUMMARY OF PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma combining financial statements for the year ended December 31, 2002 are as follows:

     (a) Elimination of assets and liabilities not acquired or assumed in the acquisition.

     (b)  Elimination of the Branch's accumulated deficit.

     (c)  Allocation of purchase price to customer list and goodwill.

     (d)  Accrual of direct expenses of the transaction.

     (e)  Elimination of the Branch's amortization of employee contracts.

     (f) Recognize one year of customer list amortization. Summit has estimated an expected benefit to be derived from the customer list over six years.

NOTE 3 - PRO FORMA INCOME TAXES AND DILUTIVE EPS

Because a net loss was reported for the year ended December 31, 2002 on a pro forma combining basis, no provision for income taxes is presented. In addition, the calculation of diluted net loss per share is not presented as it would be anti-dilutive and would result in a reduction of the pro forma combining net loss per share.